MEMORANDUM OF UNDERSTANDING
                           ---------------------------


A.       Identified Parties

         1. This Memorandum of Understanding (MOU) is an agreement entered into and by the Buyer and Seller identified as:

                  a.       Seller: Seair Group, Inc.
                           6831 Edgewater Commerce Pkwy, #1110
                           Orlando, FL 32810
                           (407) 445-1035

                  b.       Buyer: SEAGLIDERS, LLC.

B.       Date of MOU

         1.       This MOU is validated by signature on August 31, 1999.

C.       Terms and Conditions

         1. The terms and conditions of this MOU are solely and exclusively expressed below.

         2. The terms and conditions of this MOU may be revised or deleted upon mutual written agreement by both parties.

         3. This MOU is a mutual agreement between two parties and is subject to signing a definite agreement with appropriate representations and warranties.

         4.       Buyer Agrees To:

                  a. Purchase the Seller's operating unit to include its product line, assets, liabilities, and goodwill.

                  b. Pay the Seller the equivalent of the Operating Assets less the Operating Liabilities posted on the Seller's balance sheet (unaudited) for the period ending August 31, 1999.

                  c. Release the Seller of all liabilities past, present and future for all services, products and outstanding invoices denoted in Attachment A to this document.

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         5.       Seller Agrees To:

                  a. Sell its product line, assets, liabilities, and goodwill.

                  b. Establish and execute a credit to the purchase price for the Buyer's full and unequivocal assumption of the liabilities, which are listed with a fair value on Attachment A to this document.

                  c. In the event the remuneration as defined in paragraph C.4b is less than $0.00, the Seller shall allow the Buyer to negotiate a purchase of Company shares at a discount to the average of the 30 day trailing market price. The number of shares and sale price must be approved by the Seller's BOD.

                  d. Hold a Promissory Note issued by the Buyer for the terms listed below:

                           1.       The Note shall be subordinate.

                           2. The Note shall bear simple interest on the outstanding principal balance hereof at the rate of six percent (6%) per annum.

                           3. Interest shall be payable annually on the first business day following the anniversary date of the Note in each calendar year.

                           4. The Note shall be due and payable in full at three (3) years from date of Note.

                  e. Not manufacture, market or sell a competing product line within three (3) years from date of sale.

         D.       Execution of MOU

                  1. This MOU is formally executed upon the following signatures.

                  /s/ Patrick Walsh
                  -----------------
                  (Buyer Signature)

                  /s/ Steven H. Kerr
                  ------------------
                  (Seller Signature)


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                                  ATTACHMENT A

A.       Statement of Seller's Liabilities Assumed by the Buyer

         1.       Buyer agrees to assume the following liabilities:

                  a. All repairs to and replacement of parts or Products manufactured, assembled and/or sold prior to the execution of this agreement.

                  b. All existing and open contracts between the Seller and its vendors.

                  c.       All outstanding debts due to customers for returned
                           Products.

                  d. All undelivered Products paid in partial or full by customers.

         2. Seller agrees to assign the following value to the liabilities listed above:

                  a. $25,000 for all repairs to and replacement of parts or Products manufactured, assembled and/or sold prior to the execution of this agreement.

                  b. $30,000 for all existing and open contracts between the Seller and its vendors.

                  c. $16,000 for all outstanding debts due to customers for returned Products.

                  d. $50,000 for all undelivered Products paid in partial or full by customers.

         B. The undersigned due hereby agree to all the assumptions and value of liabilities listed above.


                  /s/ Steven H. Kerr
                  ------------------
                  Seair Group, Inc.


                  /s/ Patrick Walsh
                  -----------------
                  SeaGliders, LLC